Offeree Name:______________________ **Copy No.**_____

PROMOTIONS ON WHEELS HOLDINGS, INC.
(A Nevada Corporation)

Dear Investor:

On behalf of Promotions On Wheels Holdings, Inc. (the "Corporation"), I am pleased to provide the enclosed Subscription Agreement with respect to the private placement offering (the "Offering") of up to 4,000,000 shares of stock (the "Shares") each share consisting of one share of Series A Convertible Preferred Stock of the Corporation. Your attention is directed to the following:

- **Payment for the Stocks**: You may pay for your Shares by certified or cashier's check or wire transfer. To expedite the closing of this offering, however, the Corporation kindly requests that payment be tendered via wire transfer.

- **<u>All funds deposited by wire transfer should be sent as follows:</u>**

  Account: Dooley & Rucker, P.C.-(IOLTA)
  Bank: Pavillion Bank, 1200 W. Campbell Road, Richardson, Texas 75080
  ABA Number: 111011878
  Account No.: 0024679

  or/ Certified or Cashier's Checks should be made payable to ***Promotions On Wheels Holdings, Inc.*** and sent with your Subscription Documents directly to the following location:

  Promotions On Wheels Holdings, Inc.
  C/O Marshal W. Dooley, Escrow Agent
  2200 One Galleria Tower
  13355 Noel Road
  Dallas, Texas 75240

- **Execution of Subscription Documents**: You must carefully review and complete, in full, the Subscription Agreement and Investor Suitability Questionnaire that is included as part of the Private Placement Memorandum. Please be sure to execute both the Subscription Agreement and the Investor Suitability Questionnaire. <u>Please return the executed</u> Subscription Agreement and Investor Suitability Questionnaire to:

  Promotions On Wheels Holdings, Inc.
  C/O Marshal W. Dooley, Escrow Agent
  2200 One Galleria Tower
  13355 Noel Road
  Dallas, Texas 75240

Upon acceptance of your subscription, the Company will send to you fully executed copies of the Subscription Agreement. Your payment for the Shares and your properly completed Subscription Documents must be received on or before October 15, 2008. This expiration date may be extended for an additional 30 days at the sole discretion of the Company. However, we recommend that you submit your subscription immediately, as we will close this Offering upon reaching the maximum amount. The enclosed Subscription Agreement and exhibits describe the material rights and obligations between the Company and you in connection with this Offering. Please review the Subscription Agreement and exhibits carefully before deciding if this investment is appropriate for you.

We are pleased to offer you this opportunity and hope that you will consider the proposed investment in the Company.

Sincerely,

Rowland W. Day II
Chief Executive Officer

Offeree Name:______________________ **Copy No.**_____

PROMOTIONS ON WHEELS HOLDINGS, INC.
SUBSCRIPTION AGREEMENT

Promotions On Wheels Holdings, Inc.
One Hampshire Court
Newport Beach, California 92660

Ladies/Gentlemen:

The undersigned subscriber ("Subscriber") has received and carefully read the Private Placement Memorandum dated June 12, 2008, the Financial Statements set forth in Exhibit D thereto and the Product and Business Description incorporated as Exhibit E thereto (collectively the "Memorandum"), which set forth the terms and conditions by which Subscriber may purchase shares of Preferred Stock, par value of $0.001 per share (the "Preferred Stock") of Promotions On Wheels Holdings, Inc., a Nevada corporation (the "Company").

1. Subscription. Subject to the terms and conditions of this Subscription Agreement (the "*Agreement*"), Subscriber hereby irrevocably subscribes to purchase ___________shares of Preferred Stock (the "*Shares*") at a purchase price equal to Thirty Cents ($0.30) per share. The aggregate purchase price of the Shares shall be $_______________. The Subscriber agrees that this subscription shall be irrevocable.

2. Payment. Subscriber shall concurrently herewith tender payment for the Shares subscribed for hereunder by wire transfer in accordance with the wiring instructions shown below or by delivery of a certified or cashier's check to Promotions On Wheels Holdings, Inc. to be deposited in the Company's account. The wire transfer instructions are as follows:

Bank Name: Pavillion Bank
Bank Address: 1200 W. Campbell Road, Richardson, Texas 75080
ABA #:111011878
Account Name: Dooley & Rucker, P. C. (IOLTA)
Account Number: 0024679

or/ Certified or Cashier's Checks should be made payable to ***Promotions On Wheels Holdings, Inc.*** and sent with your Subscription Documents directly to the following location:

Promotions On Wheels Holdings, Inc.
C/O Marshal W. Dooley, Escrow Agent
2200 One Galleria Tower
13355 Noel Road
Dallas, Texas 75240

3. Acceptance and Rejection of Subscription. Subscriber understands that the Company reserves the right to reject any subscription, in whole or in part, for any reason whatsoever, and no subscription will be binding unless and until accepted by the Company, which acceptance shall be evidenced solely by the Company's execution and delivery of this Agreement.

3.1 Conditions. Subscriber understands and agrees that the Company shall not accept this Agreement until each of the following conditions has been satisfied:

a) Subscriber shall have duly completed (including the signature page and the Investor Suitability Questionnaire attached hereto as Exhibit B (the "*Investor Questionnaire*"), executed and delivered this Agreement to the Company; and

b) Subscriber shall have tendered payment for the Shares subscribed for hereunder, in accordance with Section 2 above.

3.2 Rejection of Subscription. In the event of rejection of this subscription any payment made by Subscriber pursuant to the terms of this Agreement and any documents executed by Subscriber as required by this Agreement, will be returned to Subscriber within 10 days without interest, and this Agreement, as between Subscriber and the Company, shall have no force or effect.

SUBSCRIBER FURTHER UNDERSTANDS AND AGREES THAT, NOTWITHSTANDING SATISFACTION OF THESE CONDITIONS, THE COMPANY RESERVES THE RIGHT TO ACCEPT OR REJECT SUBSCRIBER'S SUBSCRIPTION IN WHOLE OR IN PART IN ITS SOLE DISCRETION.

4. Representations and Warranties of Subscriber. Subscriber hereby represents and warrants to the Company as follows:

4.1 Address. The address set forth on Subscriber's signature page hereto is the address of Subscriber's true and correct residence or principal place of business, and Subscriber has no present intention of becoming a resident of any other country or jurisdiction or moving its principal place of business to any other country or jurisdiction.

4.2 Information.

(a) Subscriber has received copies of the Company's 10-KSB for the period ending 12/31/07 and the Memorandum (the "Company Disclosure Materials").

(b) Subscriber has read and reviewed the Company's Risk Factors set forth in the Memorandum.

(c) Subscriber has carefully read and reviewed the Company Disclosure Materials and the Risk Factors (collectively, the "*Disclosure Materials*"). Subscriber has had ample opportunity to ask questions of and receive answers from the Company, or a person or persons acting on its behalf, concerning the Offering of the Shares, and all such questions have been answered to the full satisfaction of Subscriber.

(d) No oral representations or oral information has been furnished to Subscriber in connection with the Offering of the Shares which were in any way inconsistent with the Disclosure Materials, and Subscriber has not relied on any oral representations or oral information of any kind.

4.3 Accredited Investor. Subscriber is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the Securities Act. Subscriber acknowledges that (i) the Shares subscribed for hereunder will not be registered under the Securities Act on the grounds that the issuance of such securities is exempt from registration under Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder as not involving any public offering; and (ii) the Company's reliance on such exemptions is predicated in part on the representations made to the Company by Subscriber in this Section 4.

4.4 Knowledge. Subscriber is, by reason of Subscriber's knowledge and experience in business or financial matters, capable of evaluating the merits and risks of this investment and of protecting Subscriber's own interests in connection with the purchase of the Shares.

4.5 Investment. The Shares for which Subscriber hereby subscribes are being, and will be, acquired for Subscriber's own account for investment only and not with a view to or for any resale or distribution thereof or with any present intention of distributing or selling all or any part of such securities. Subscriber agrees that the Shares may not be transferred except upon registration under the Securities Act, and under any applicable state securities or "blue sky" laws, or upon receipt by the Company of evidence in form and substance reasonably satisfactory to the company, to the effect that such transfer may be made without registration under the Securities Act and applicable state securities or "blue sky" laws. Subscriber agrees that the certificates evidencing the Shares, if any, shall a legend restricting the transfer thereof consistent with the

foregoing. Subscriber understands that no federal or state agency has recommended or endorsed the offering of the Shares or passed on the adequacy of the information set forth in this Agreement or the Disclosure Materials.

4.6 Risk of Loss. Subscriber recognizes that the purchase of the Shares is a highly speculative investment that involves a high degree of risk and is suitable only for persons with the financial capability of making and holding long-term investments not readily reducible to cash. Subscriber acknowledges that Subscriber is aware of the risks of investing in the Company including the risk of total loss of Subscriber's investment. Subscriber is capable of bearing the high degree of economic risks and burdens of this investment, including, without limitation, the possibility of a complete loss of Subscriber's investment.

4.7 Authorization. Subscriber is (i) duly organized and validly existing under the laws of ________________[STATE], (ii) is empowered and duly authorized to enter into this Agreement and to consummate the transaction contemplated hereby, and (iii) the person executing this Agreement on behalf of Subscriber has been duly authorized by Subscriber to do so.

4.8 No Representations by the Company. Subscriber acknowledges that neither the Company nor any director, officer, partner, manager, employee, agent or affiliate of the Company has made any representations or warranties to Subscriber, other than as contained in the Disclosure Materials or this Agreement.

4.9 Reliance by Company; Survival. The representations, warranties, agreements, undertakings and acknowledgments made by Subscriber in this Agreement, including without limitation the Investor Questionnaire, are made with the intent that they be relied upon by the Company in determining Subscriber's suitability as a purchaser of the Shares, and shall survive indefinitely. All statements made by Subscriber in the Investor Questionnaire are true, complete and correct.

5. Agreements of the Company and Subscriber.

5.1 Representations and Warranties. The representations and warranties of Subscriber contained herein are true, complete and accurate as of the date hereof and shall be true, complete and accurate as of the date of delivery of Subscriber's payment for the Shares subscribed for hereunder, and shall survive such delivery. If, in any respect, such representations and warranties shall not be true and accurate prior to Subscriber's receipt of notice of the Company's acceptance of this Agreement, Subscriber shall give written notice of such fact to the Company, specifying which representations and warranties are not true and accurate and the reasons therefor.

5.2 Legend. Each certificate representing the Shares shall bear a legend in substantially the following form:

The shares represented by this certificate have not been registered pursuant to the Securities Act of 1933, as amended (the "Act"), or any state securities law, and such securities may not be sold, transferred or otherwise disposed of unless the same are registered and qualified in accordance with the Act and any applicable state securities laws, or in the opinion of counsel reasonably satisfactory to the Company such registration and qualification are not required under the Act. Transfer of such shares is prohibited except pursuant to registration under the Act or pursuant to an available exemption from registration.

5.3 Binding Agreement. Subscriber agrees to be bound by this Agreement and to perform all obligations imposed upon Subscriber by law.

6. Survival.

The representations and warranties made herein shall survive the consummation of transaction contemplated hereby.

7. Indemnification.

Subscriber acknowledges that it understands the meaning and legal consequences of the representations, warranties, certifications and covenants made by Subscriber herein, and hereby agrees to indemnify and defend the Company and its directors, officers, partners, managers, agents and employees against and hold them harmless from any and all loss, damage or liability due to or arising out of a breach of any such representation, warranty, certification or covenant.

8. Miscellaneous.

8.1 Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Texas; provided, that if any law or laws of the State of Texas shall require or otherwise permit the application of the laws of any other jurisdiction to this Agreement or any dispute hereunder, such law or laws shall be disregarded with the effect that the remaining laws of the State of Texas shall nonetheless be applied.

8.2 Waiver of Jury Trial. **EACH PARTY HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE SHARES OR ANY OTHER AGREEMENTS RELATING TO THE PREFERRED STOCK OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT**

AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE SHARES, OR ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE PREFERRED STOCK.

8.3 Interpretation. Whenever the context so requires, the use of the singular number shall be deemed to include the plural and vice versa. Each gender shall be deemed to include any other gender, and each shall include a corporation, partnership, trust or other legal entity whenever the context so requires.

8.4 Modification. Neither this Agreement nor any provision hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

8.5 Binding Effect; Assignment. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. Subscriber shall not assign this Agreement without the prior written consent of the Company.

8.6 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

8.7 Severability. If any sentence, paragraph, clause or combination of the same in this Agreement is held by a court or arbitration panel of competent jurisdiction to be unenforceable in any jurisdiction, such sentence, paragraph, clause or combination thereof shall be unenforceable in the jurisdiction where it is invalid and the remainder of this Agreement shall remain binding on the parties in such jurisdiction as if such unenforceable provision had not been contained herein. The enforceability of such sentence, paragraph, clause or combination thereof in this Agreement shall be otherwise unaffected and shall remain enforceable in all other jurisdictions.

8.8 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

8.8 Further Assurances. At the request of the Company, Subscriber will promptly execute and provide all such other instruments or documents as may be reasonably required in connection with the purchase of the Shares.

8.9 Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given upon receipt (if delivered personally), upon confirmation of receipt (if given by electronic facsimile), and on the third business day following mailing (if mailed first-class, postage prepaid, registered or certified mail), to the party to receive such communication at, in the case of Subscriber, the address set forth on the signature page hereto, and, in the case of the Company, to the address for the Company set forth on the signature page hereto; provided, that any party

may by notice given to the other party, in accordance with this Section 8.9, designate another address for receipt of notices hereunder.

8.10 Expenses. Each party shall pay its own costs and expenses incurred in connection with this offering of the Shares.

SIGNATURE PAGE

IN WITNESS WHEREOF, subject to acceptance by the Company, the undersigned has executed this Subscription Agreement on this _____ day of _________, 2008.

______________________________	______________________________
Name (Print)	Name of Joint Purchaser, if any (Print)
______________________________	______________________________
Signature	Signature
______________________________	______________________________
Address – Street	Address – Street
______________________________	______________________________
City State Zip Code	City State Zip Code
______________________________	______________________________
Country	Country
______________________________	______________________________
Social Security Number or EIN	Social Security Number or EIN

Investment Amount (Purchase Price for the Shares): $______________________

Subscriber desires to take title to Subscriber's shares of Preferred Stock as follows (circle one and print name exactly as you wish the title to read):

(a) INDIVIDUAL OWNERSHIP

____

(b) JOINT TENANTS WITH RIGHT OF SURVIVORSHIP

____

(c) TRUST

____

(d) CORPORATION

____

(e) PARTNERSHIP

____

(f) COMMUNITY PROPERTY

____

(g) TENANTS-IN-COMMON

____

(h) OTHER (Describe)

____

SUBSCRIPTION ACCEPTED ON THIS _____ DAY OF
________, 2008.

SUBJECT TO THE TERMS OF ACCEPTANCE
DESCRIBED ABOVE

PROMOTIONS ON WHEELS HOLDINGS, INC.,
a Nevada Corporation

By: __________________________
Name: Rowland W. Day II
Title: Chief Executive Officer

Offeree Name:______________________ Copy No._____

PROMOTIONS ON WHEELS HOLDINGS, INC.

INVESTOR SUITABILITY QUESTIONNAIRE FOR NON-INDIVIDUAL INVESTORS

This Questionnaire is to be completed and executed by each prospective investor for the purchase of Preferred Stock, par value $0.001 per share (the "*Preferred Stock*"), of Promotions On Wheels Holdings, Inc., a Nevada corporation (the "*Company*"), if such prospective investor is a corporation, limited liability company, partnership, trust or some other form of entity or association (as opposed to an individual).

The purpose of this Questionnaire is to enable the Company to determine whether or not it qualifies for an exemption from registration under federal and state securities laws. All information furnished in completing this Questionnaire will be treated confidentially. By signing this Questionnaire, however, you agree that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish the availability under federal and state securities laws of an exemption from registration of the offering and sale of the Preferred Stock.

A response should be provided to each and every question. If the answer to any question below is "none" or "not applicable," please so indicate.

1. IDENTIFICATION

Full Name of Prospective Purchaser______________________________

Address of Principal Place of Business______________________________

Country or State of Incorporation or Organization______________________________

Date of Incorporation or Organization______________________________

Type of Business Entity (corporation, partnership, trust, etc.)______________________________

Taxpayer Identification Number______________________________

2. FORMATION OF ENTITY

Was entity formed for the purpose of this investment?

Yes _____ No _____ If no, give examples of prior business or investments:

____

____

If the answer to question 2 is yes, all stockholders, members, partners, beneficiaries, etc., of the entity must each complete the Investor Suitability Questionnaire for Individual Investors provided below. Please make sufficient copies of the Investor Suitability Questionnaire for Individual Investors so that a form can be completed and executed by each such individual.

3. PROPOSED INVESTMENT

Please indicate the amount of your proposed investment: $________________

Please state net worth of entity at time of purchase of securities: $____________

Please state the approximate percentage of entity's net worth represented by the purchase price:_____%

4. BUSINESS

Please indicate which of the following accurately describes the nature of the business conducted by your company.

(a) Savings and Loan Association or Banking

(b) Insurance

(c) Investment Company registered under the Investment Company Act of 1940

(d) Business Development Company (as defined in the Investment Company Act of 1940)

(e) Small Business Investment Company licensed by the Small Business Administration

(f) Employee Benefit Plan whose total assets exceed $5,000,000

(g) Corporation, partnership or business trust whose total assets exceed $5,000,000

(h) ERISA plan whose plan fiduciaries are Savings and Loan Associations

(i) Other (please describe briefly):________________________________

____

____

5. INVESTMENT EXPERIENCE

Please provide information detailing the business, financial and investment experience of the entity and investment manager of such entity, with particular emphasis on investments in companies such as the Company.

____

____

6. PRE-EXISTING RELATIONSHIP

Please provide information detailing any pre-existing personal or business relationship between the entity or any investment manager of the entity and the Company or any of its officers, directors or controlling persons.

____

____

____

7. CERTIFICATIONS

By signing this Questionnaire, the undersigned certifies the following:

(a) that the entity's purchase of the Preferred Stock will be solely for the entity's own account and not for the account of any other person; and

(b) that the entity's name, address of principal place of business, place of formation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete.

The above information is true and correct in all material respects and the undersigned recognizes that the Company is relying on the truth and accuracy of such information in reliance on the exemption contained in Section 4(2) of the Securities Act of 1933, as amended, and/or Regulation D, each promulgated by the Securities and Exchange Commission, and similar exemptions under applicable state securities laws. The undersigned agrees to notify the Company promptly of any changes in the foregoing information which may occur prior to the investment.

Executed at ________________________, on ____________________, 2008

____
[Print Name of Investor (Entity)]

____
[Signature of Authorized Person]

____
[Title]

The above information is true and correct in all material respects and the undersigned recognizes that the Company is relying on the truth and accuracy of such information in reliance on the exemption contained in Section 4(2) of the Securities Act of 1933, as amended, and/or Regulation D, each promulgated by the Securities and Exchange Commission, and similar exemptions under applicable state securities laws. The undersigned agrees to notify the Company promptly of any changes in the foregoing information which may occur prior to the investment.

Executed at ___________________________, on ___________________, 2008

____
[Signature]

____
[Print Name]

Offeree Name:______________________ **Copy No.**_____

PROMOTIONS ON WHEELS HOLDINGS, INC.

INVESTOR SUITABILITY QUESTIONNAIRE FOR INDIVIDUAL INVESTORS

This Questionnaire is to be completed and executed by prospective investors for the purchase of Preferred Stock, par value $0.001 per share (the "Preferred Stock") of Promotions On Wheels Holdings, Inc., a Nevada corporation (the "Company"), who are individuals (as opposed to a corporation, limited liability company, partnership, trust or some other form of entity or association).

The purpose of this Questionnaire is to enable the Company to determine whether or not it qualifies for an exemption from registration under federal and state securities laws. All information furnished in completing this Questionnaire will be treated confidentially. By signing this Questionnaire, however, you agree that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish the availability under federal or state securities laws of an exemption from registration of the offering and sale of the Preferred Stock.

A response should be provided to each and every question. If the answer to any question below is "none" or "not applicable," please so indicate.

1. PERSONAL

Full Name of Prospective Purchaser ______________________

Residence Address ______________________

Mailing Address ______________________

Residence Telephone ______________________

Date of Birth ______________________

Social Security Number ______________________

2. BUSINESS

Occupation ______________________

Number of Years ______________________

Present Employer ______________________

Position/Title ______________________

Business Address ______________________

Business Telephone ______________________

3. RESIDENCE INFORMATION

(a) Set forth in the space provided below the state(s) in which you have maintained your principal residence during the past three years and the dates during which you resided in each state.

____

____

(b) Do you maintain residence in any other state? If yes, in which state(s)?

____

4. INCOME

(a) Did your individual income from all sources during the year ending December 31, 2007 exceed $200,000 or your joint income with your spouse from all sources during the year ending December 31, 2007 exceed $300,000?

Yes _____ No _____ If not, please specify amount: $_______________

(b) What percentage of your income as shown above is anticipated to be derived from sources other than salary?

____

(c) Was your yearly individual income from all sources during each of the years ending December 31, 2006 and December 31, 2007 in excess of $200,000 or your joint income with your spouse from all sources during each of the years ending December 31, 2006 and December 31, 2007 in excess of $300,000 (see fn. 2 of Subscription Agreement)?

Yes _____ No _____If not, please specify amount: $__________ $______

5. NET WORTH AND PROPOSED INVESTMENT

(a) Is your net worth as of this date, combined with the net worth of your spouse, in excess of $1,000,000?

Yes _____ No _____ If not, please specify amount: $_______________

(b) Aggregate dollar amount of your proposed investment:$_______________

6. EDUCATION

(a) Please describe your educational background and degrees obtained, if any.

____

____

7. AFFILIATION

(a) If you have any pre-existing personal or business relationship with the Company or any of its officers, directors, or controlling persons, please describe the nature and duration of such relationship.

____

____

8. BUSINESS AND FINANCIAL EXPERIENCE

(a) Please describe in reasonable detail the nature and extent of your business, financial and investment experience which you believe gives you the capacity to evaluate the merits and risks of the proposed investment and the capacity to protect your interests.

____

____

(b) Are you purchasing the securities offered for investment?

Yes _____ No _____ If not, please state reason for purchase:

(c) Do you meet one of the categories below; that is (i), (ii), or (iii)?

☐ Yes ☐ No

Please check all categories which apply to you:

☐ (i) You have the capacity to protect your own interests in connection with the transaction.

☐ (ii) You are able to bear the economic risk of your investment in the transaction.

☐ (iii) The investment does not exceed 10% of your net worth or joint net worth with your spouse.

The above information is true and correct in all material respects and the undersigned recognizes that the Company is relying on the truth and accuracy of such information in reliance on the exemption contained in Section 4(2) of the Securities Act of 1933, as amended, and/or Regulation D, each promulgated by the Securities and Exchange Commission, and similar exemptions under applicable state securities laws. The undersigned agrees to notify the Company promptly of any changes in the foregoing information which may occur prior to the investment.

Executed at ___________________________, on ___________________, 2008

____
[Signature]

____
[Print Name]